Rule 424(b)(3)
File Nos. 333-13594
EXHIBIT A

OVERSTAMPED:  Effective
November 16, 2004, the ratio has
changed from each American
Depositary share representing
5000 Preferred shares to two (2)
American Depositary Shares
representing one Preferred share.

AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents 5,000 deposited Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED SHARES
WITHOUT PAR VALUE OF
ACESITA S.A.
(INCORPORATED UNDER THE
LAWS OF THE
FEDERATIVE REPUBLIC OF
BRAZIL)
The Bank of New
York, as depositary (hereinafter
called the Depositary), hereby
certifies that
______________________________
________________, or registered
assigns IS THE OWNER OF
______________________________
________
AMERICAN DEPOSITARY
SHARES
representing deposited preferred
shares, without par value  (herein
called Shares), of ACESITA S.A.,
incorporated under the laws of the
Federative Republic of Brazil (herein
called the Company).  At the date
hereof, each American Depositary
Share represents 5,000 Shares
deposited or subject to deposit under
the Deposit Agreement (as such term
is hereinafter defined) at the Sao
Paulo office of Banco Itau, S.A.
(herein called the Custodian).  The
Depositary's Corporate Trust Office
is located at a different address than
its principal executive office.  The
Depositary's Corporate Trust Office
is located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286



1	THE DEPOSIT
AGREEMENT.
This American
Depositary Receipt is one of an issue
(herein called Receipts), all issued
and to be issued upon the terms and
conditions set forth in the amended
and restated deposit agreement,
dated as of August 24, 2001 (as the
same may be amended thereafter, the
"Deposit Agreement"), by and
among the Company, the Depositary,
and all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder, each of
whom by accepting a Receipt or an
interest therein agrees to become a
party thereto and become bound by
all the terms and conditions thereof
and hereof.  The Deposit Agreement
sets forth the rights of Owners and
Beneficial Owners of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositary's Corporate Trust Office
in New York City and at the office of
the Custodian.
The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit Agreement
and are qualified by and subject to
the detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2	SURRENDER OF
RECEIPTS AND
WITHDRAWALOF
DEPOSITED SECURITIES.
Upon surrender at the
Depositary's Corporate Trust Office
of this Receipt, and upon payment of
the fee of the Depositary provided in
this Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, without
reasonable delay, to him or upon his
order, of the amount of Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or certificates
properly endorsed or accompanied
by proper instruments of transfer and
(b) any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Depositary's Corporate Trust Office
of the Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Depositary's
Corporate Trust Office shall be at the
risk and expense of the Owner
hereof.

3	TRANSFERS, SPLIT-UPS
AND COMBINATIONS OF
RECEIPTS.
The transfer of this
Receipt is registrable on the books of
the Depositary at the Depositary's
Corporate Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon surrender
of this Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance
with such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Company, the Custodian, or the
Registrar may require payment from
the depositor of the Shares or the
presentor of the Receipt of a sum
sufficient to reimburse it for any tax
or other governmental charge and
any stock transfer or registration fee
with respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt,
including, without limitation, this
Article 3.
The delivery of
Receipts against deposit of Shares
generally or against deposit of
particular Shares may be suspended,
or the registration of transfer of
Receipts in particular instances may
be refused, or the registration of
transfer of outstanding Receipts
generally may be suspended, during
any period when the transfer books
of the Depositary are closed, or if
any such action is deemed necessary
or advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the
provisions of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933 for the public
offer and sale thereof in the United
States unless a registration statement
is in effect as to such Shares for such
offer and sale.  The Depositary will
comply with written instructions of
the Company not to accept for
deposit under the Deposit Agreement
any Shares reasonably identified in
such instructions in order to facilitate
the Company's compliance with the
securities laws in the United States.
4	LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.
5	WARRANTIES ON
DEPOSIT OF SHARES.
Every person
depositing Shares under the Deposit
Agreement shall be deemed thereby
to represent and warrant that such
Shares and each certificate therefor,
if any, are validly issued, fully paid,
non-assessable, and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares are not,
and American Depositary Shares
representing such Shares would not
be, Restricted Securities.  Such
representations and warranties shall
survive the deposit of Shares and
delivery of Receipts.
6	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person
presenting Shares for deposit or any
Owner or Beneficial Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper or as the Company may
reasonably request in writing to the
Depositary.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made
to the Company's or the Depositary's
satisfaction, as the case may be.  No
Share shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary that
any necessary approval has been
granted by any governmental body in
the Federative Republic of Brazil
which is then performing the
function of the regulation of
currency exchange.
7	CHARGES OF
DEPOSITARY.
The Company agrees
to pay the fees, reasonable expenses
and out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering Receipts
or to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), or by
Owners, whichever applicable: (1)
taxes and other governmental
charges, (2) such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, (3) such cable, telex and
facsimile trans-mission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of Foreign Currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement and the surrender
of Receipts pursuant to Section 2.05
or 6.02 of the Deposit Agreement,
(6) a fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to Sections 4.01 through
4.04 of the Deposit Agreement, (7) a
fee for the distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee being
in an amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this clause
7 treating all such securities as if
they were Shares), but which
securities are instead distributed by
the Depositary to Owners, and (8)
any other charge payable by the
Depositary, any of the Depositary's
agents, including the Custodian, or
the agents of the Depositary's agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners of record as of the
date or dates set by the Depositary in
accordance with Section 4.06 of the
Deposit Agreement and shall be
collected at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
The Depositary,
subject to Article 8 hereof, may own
and deal in any class of securities of
the Company and its affiliates and in
Receipts.
8	PRE-RELEASE OF
RECEIPTS.
Unless requested in
writing by the Company to cease
doing so, notwithstanding Section
2.03 of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement (a
"Pre-Release").  The Depositary
may, pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been
Pre-Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered that such person,
or its customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
represented by American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.
The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
9	TITLE TO RECEIPTS.
It is a condition of
this Receipt and every successive
Owner and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York; provided, however,
that the Depositary and the
Company, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes
and neither the Depositary nor the
Company will have an obligation or
be subject to any liability under the
Deposit Agreement or this Receipt to
any holder of a Receipt, unless such
holder is the Owner thereof.
10	VALIDITY OF RECEIPT.
This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual
signature of a duly authorized officer
of the Registrar.
11	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company will
furnish the Securities and Exchange
Commission with certain public
reports and documents required by
foreign law or otherwise under Rule
12g3-2(b) under the Securities
Exchange Act of 1934, as amended.
Such reports and documents, and all
notices, reports and communications
referred to herein, shall be in English
to the extent required under Rule
12g3-2(b) under the Securities
Exchange Act of 1934, as amended,
or otherwise under such Act and to
the extent such notice, report or
communication has been translated
by the Company.  Should the
Company become subject to periodic
reporting or other informational
requirements under the Securities
Exchange Act of 1934, as amended,
it will in accordance therewith file
reports and other information with
the Commission.  Such reports and
documents will be available for
inspection and copying by Owners
and Beneficial Owners at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
The Depositary will
make available for inspection by
Owners of Receipts at the
Depositary's Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also
send to Owners of Receipts copies of
such reports when furnished by the
Company pursuant to the Deposit
Agreement.  Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary by the Company
shall be furnished in English to the
extent such materials are required to
be translated into English pursuant to
any regulations of the Commission.
The Depositary will
keep books, at the Depositary's
Corporate Trust Office, for the
registration of Receipts and transfers
of Receipts which at all reasonable
times shall be open for inspection by
the Owners of Receipts and the
Company provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the
Depositary or the Custodian receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a Foreign
Currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) to the Owners
of Receipts entitled thereto;
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the
provisions of Section 4.11 and 5.09
of the Deposit Agreement, whenever
the Depositary receives any
distribution other than a distribution
described in Section 4.01, 4.03 or
4.04 of the Deposit Agreement, the
Depositary will cause the securities
or property received by it to be
distributed to the Owners entitled
thereto, in any manner that the
Depositary may deem equitable and
practicable for accomplishing such
distribution; provided, however, that
if in the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may, after
consultation with the Company,
adopt such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) will be
distributed by the Depositary to the
Owners of Receipts entitled thereto
all in the manner and subject to the
conditions described in Section 4.01
of the Deposit Agreement.  The
Depositary may withhold any such
distribution of securities if it has not
received satisfactory assurances from
the Company that such distribution
does not require registration under
the Securities Act of 1933 or is
exempt from registration under the
provisions of such Act.
If any distribution
consists of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall, if the
Company shall so request, subject to
the Deposit Agreement, distribute to
the Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding
of any tax or other governmental
charge as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses of
the Depositary as provided in Article
7 hereof and Section 5.09 of the
Deposit Agreement.  The Depositary
may withhold any such distribution
of Receipts if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act of 1933 or is exempt
from registration under the
provisions of such Act. In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities represented
thereby.
In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other govern-mental charge which
the Depositary is obligated to
withhold, the Depositary may, after
attempting by reasonable means to
consult with the Company, by public
or private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall, after consultation
with the Company, have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners but
not to other Owners, the Depositary
shall distribute to any Owner to
whom it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in
which rights would otherwise not be
distributed, if an Owner requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner,
the Depositary will make such rights
available to such Owner upon
written notice from the Company to
the Depositary that (a) the Company
has elected in its sole discretion to
permit such rights to be exercised
and (b) such Owner has executed
such documents as the Company has
determined in its sole discretion are
reasonably required under applicable
law.
If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner; provided,
however, that in the case of a
distribution pursuant to the preceding
paragraph, such deposit may be
made, and depositary shares may be
delivered, under depositary
arrangements which provide for
issuance of depositary receipts
subject to the appropriate restrictions
on sale, deposit, cancellation, and
transfer under applicable United
States laws.
If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
The Depositary will
not offer rights to Owners unless
both the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to all Owners or are
registered under the provisions of
such Act; provided, that nothing in
the Deposit Agreement shall create
any obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner requests the distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under such Act,
the Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
14	CONVERSION OF
FOREIGN CURRENCY.
Whenever the
Depositary or the Custodian shall
receive Foreign Currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof the
Foreign Currency so received can in
the judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall, as promptly as
practicable, convert or cause to be
converted, by sale or in any other
manner that it may determine, such
Foreign Currency into Dollars, and
such Dollars shall, as promptly as
practicable, be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license; however,
provided, that the Depositary or the
Custodian shall be entitled to rely
upon Brazilian local counsel in such
matters, which counsel shall be
instructed to act as promptly as
practicable.
If at any time the
Depositary shall determine that in its
judgment any Foreign Currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the
Foreign Currency (or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary to, or in
its discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
If any such
conversion of Foreign Currency, in
whole or in part, cannot be effected
for distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the Foreign Currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
15	RECORD DATES.
Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the Deposited
Securities, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date, which date shall, to the
extent practicable, be the same as the
record date for the Deposited
Securities or as near thereto as
practicable, (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof, (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting or (iii) responsible for any
fees or changes assessed by the
Depositary pursuant to the Deposit
Agreement, or (b) on or after which
each American Depositary Share will
represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.
16	VOTING OF DEPOSITED
SECURITIES.
The parties hereto
acknowledge that, as of the date of
the Deposit Agreement, the Shares
do not entitle holders thereof to vote
on matters presented to a vote of
stockholders of the Company except
in very limited circumstances as
provided under Brazilian corporate
law.  With respect to matters as to
which holders of Shares are entitled
to vote, the following voting
provisions apply.  Upon receipt of
notice of any meeting of holders of
Shares or other Deposited Securities,
if requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter, mail to
the Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting received by the
Depositary from the Company, (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of law and of the Bylaws,
to instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given.  Upon the written request of
an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall endeavor insofar as practicable
to vote or cause to be voted the
amount of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities other than in
accordance with such instructions.
17	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply, upon any change in nominal
value, change in par value, split-up,
consolidation, cancellation or any
other reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for, in conversion of, in
replacement for or in respect of
Deposited Securities shall be treated
as new Deposited Securities under
the Deposit Agreement, and the
outstanding American Depositary
Shares shall thenceforth represent, in
addition to the existing Deposited
Securities, the right to receive the
new Deposited Securities so received
in exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may,
and shall if the Company shall so
request, subject to this Deposit
Agreement execute and deliver
additional Receipts as in the case of
a dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
incur any liability to any Owner,
Beneficial Owner or any other
person of any Receipt if, by reason
of any provision of any present or
future law or regulation of the United
States or any other country, or of any
other governmental or regulatory
authority, or by reason of any
provision, present or future, of the
Bylaws, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed; nor shall
the Depositary or the Company or
any of their respective directors,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Section
4.01, 4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of
Receipts, and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary nor any
of their respective directors,
employees, agents or affiliates
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
gross negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company nor any of their
respective directors, employees,
agents or affiliates shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts on behalf of any other
person, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company nor any
of their respective directors,
employees, agents or affiliates shall
be liable for any action or nonaction
by it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary and its directors,
employees, agents and affiliates shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith. The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
gross negligence or bad faith while it
acted as Depositary.  The Company
agrees to indemnify the Depositary,
its directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
reasonable fees and expenses of
counsel) which may arise out of (a)
any registration with the
Commission of American Depositary
Shares or Deposited Securities or the
offer or sale thereof in the United
States or (b) acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified, or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
The Depositary may
at any time resign as Depositary
hereunder by written notice of its
election so to do delivered to the
Company, such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 90
days' prior written notice of such
removal, to become effective upon
the later of (i) the 90th day after
delivery of the notice to the
Depositary or (ii) the appointment of
a successor depositary and its
acceptance of such appointment.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute custodian.
20	AMENDMENT.
The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended
by agreement between the Company
and the Depositary without the
consent of Owners or Beneficial
Owners of Receipts in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees and cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner and
Beneficial Owner of a Receipt, at the
time any amendment so becomes
effective, shall be deemed, by
continuing to hold such Receipt or an
interest therein, to consent and agree
to such amendment and to be bound
by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
21	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary at any
time at the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of such
termination to the Owners of all
Receipts then outstanding at least 30
days prior to the date fixed in such
notice for such termination.  The
Depositary may likewise terminate
the Deposit Agreement by mailing
notice of such termination to the
Company and the Owners of all
Receipts then outstanding if at any
time 90 days shall have expired after
the Depositary shall have delivered
to the Company a written notice of
its election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon (a) surrender of
such Receipt at the Depositary's
Corporate Trust Office, (b) payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22	SUBMISSION TO
JURISDICTION.
In the Deposit
Agreement, the Company has (i)
appointed CT Corporation System,
111 Eighth Avenue, New York, New
York 10011, in the State of New
York, as the Company's authorized
agent upon which process may be
served in any suit or proceeding
arising out of or relating to the
Shares or Deposited Securities, the
American Depositary Shares, the
Receipts or this Agreement, (ii)
consented and submitted to the
jurisdiction of any state or federal
court in the State of New York in
which any such suit or proceeding
may be instituted, and (iii) agreed
that service of process upon said
authorized agent shall be deemed in
every respect effective service of
process upon the Company in any
such suit or proceeding.
23	DISCLOSURE OF
INTERESTS.
To the extent that
provisions of or governing any
Deposited Securities may require,
the Company and the Depositary
may from time to time request
Owners, former Owners, Beneficial
Owners or former Beneficial Owners
to provide information as to the
capacity in which they own or owned
Receipts or own or owned such
beneficial interest and regarding the
identity of any other persons then or
previously interested in such
Receipts and the nature of such
interest and various other matters.
Each such Owner or Beneficial
Owner agrees to provide any such
information requested by the
Company or the Depositary pursuant
to this Section.  The Depositary
agrees to use its reasonable efforts to
comply, at the Company's expense,
with the reasonable and practicable
written instructions from the
Company requesting that the
Depositary forward any such
requests to the Owners or Beneficial
Owners and forward to the Company
any such responses to such requests
received by the Depositary.
The Depositary and
the Company hereby confirm to each
other that, for as long as the Deposit
Agreement is in effect, they shall
furnish to the CVM and the Central
Bank of Brazil any information and
documents related to the Receipts
and the Depositary's obligations
thereunder as may be requested by
such authorities from time to time,
whether such information and
documents are requested from the
Depositary or the Company.  In the
event that the Depositary or the
Custodian shall be advised (in
writing) by reputable independent
Brazilian counsel that the Depositary
or Custodian reasonably could be
subject to criminal, or material, as
reasonably determined by the
Depositary, civil, liabilities as a
result of the Company having failed
to provide such information or
documents reasonably available only
through the Company, the
Depositary shall have the right to
terminate the Deposit Agreement
upon at least 15 days' prior notice to
the Owners and the Company, and
the Depositary shall not be subject to
any liability under the Deposit
Agreement on account of such
resignation or such determination.
The effect of any such termination of
the Deposit Agreement shall be as
provided in Section 6.02 of the
Deposit Agreement.
24	OWNERSHIP
RESTRICTIONS.
The Company may
restrict transfer of the Shares where
such transfer might result in
ownership of Shares exceeding the
limits under applicable law or the
Bylaws.  The Company may also
restrict, in such manner as it deems
appropriate, transfer of the American
Depositary Shares where such
transfer may result in the total
number of Shares represented by the
American Depositary Shares
beneficially owned by a single
Owner or Beneficial Owner to
exceed the limits under any
applicable law or the Bylaws.  The
Company may, in its sole discretion,
instruct the Depositary to take action
with respect to the ownership interest
of any Owner or Beneficial Owner in
excess of the limitation set forth in
the preceding sentence, including but
not limited to a mandatory sale or
disposition on behalf of an Owner or
Beneficial Owner of the Shares
represented by the American
Depositary Shares held by such
Owner or Beneficial Owner in
excess of such limitations, if and to
the extent such disposition is
permitted by applicable law.  The
Depositary shall, at the sole expense
of the Company, use its reasonable
efforts to comply with the reasonable
and practicable written instructions
of the Company as provided in
Section 3.05 of the Deposit
Agreement.
The Company hereby
represents that, as of the date of the
Deposit Agreement, there are no
such limitations affecting ownership
of Shares under applicable laws of
Brazil, the Bylaws or any provisions
of or governing Deposited Securities.